UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004




                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 20, 1999

                           COLUMBIA LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)




            DELAWARE                  1-10352          59-2758596
-------------------------------------------------------------------------------
  (State or other jurisdiction-      (Commission       (IRS Employer
  of incorporation)                  File Number)      Identification Number)


       2875 NORTHEAST 191 STREET, SUITE 400, AVENTURA, FLORIDA       33180
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       (Address of principal executive offices)                    (Zip Code)


                                 (305) 933-6089
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              (Registrant's telephone number, including area code)





37965.0012

Item 5.  Other Events

         On August 23, 1999, Columbia Laboratories, Inc. (the "Registrant") plans to begin publication of a bi-monthly stockholders newsletter in order to keep its stockholders updated on its latest product developments; its position within evolving markets; market penetration; new launches of existing product lines; and changes in regulations or the market environment which could alter the Registrant's position in the market.





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


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit        Description
-------        -----------

99.1           Columbia Laboratories, Inc.'s August, 1999 newsletter.



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


                                    SIGNATURE



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           COLUMBIA LABORATORIES, INC.
                           ---------------------------
                           (Registrant)



                           By: /s/ David L. Weinberg
                              ---------------------------------
                              David L. Weinberg
                              Chief Financial Officer


Date: August 20, 1999




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


                                  EXHIBIT INDEX


Exhibit              Description
-------              -----------

99.1                 Columbia Laboratories, Inc.'s August, 1999 newsletter.




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